B3 Expenses by nature	12 Months Ended
Dec. 31, 2019
Expense By Nature [Abstract]
B3 Expenses by nature

B3	Expenses by nature

Expenses by nature
	2019	2018	2017
Goods and services	123,488	135,554	128,180
Employee remuneration	72,663	67,161	76,502
Amortizations and depreciations	8,599	7,221	8,451
Impairments, obsolescence allowances and revaluation	4,106	3,470	11,531
Inventory increase/decrease (–/+), net	(704)	(2,995)	4,794
Additions to capitalized development	(1,545)	(925)	(1,444)
Expenses charged to cost of sales and operating expenses	206,607	209,486	228,014

Total restructuring charges in 2019 were SEK 0.8 (8.0) billion. Restructuring charges in 2018 included mainly severance cost of SEK –3.1 billion related to revised BSS strategy. Restructuring charges are included in the expenses presented above.

Restructuring charges by function
	2019	2018	2017
Cost of sales	337	5,938	5,242
R&D expenses	344	1,293	2,307
Selling and administrative expenses	117	784	952
Total restructuring charges	798	8,015	8,501